EXHIBIT 99.1

II-VI Incorporated Reports Fiscal 2017 Second Quarter Earnings; Achieves Record Bookings, Revenues and Backlog

  Bookings of $274M increased 32% from Q2FY16
  Revenues of $232M increased 21% compared to Q2FY16
  EPS of $0.37 increased 42% sequentially and 23% compared to Q2FY16; includes $0.04 of net foreign currency gains and other one-time items

PITTSBURGH, Jan. 24, 2017 (GLOBE NEWSWIRE) -- II-VI Incorporated (Nasdaq:IIVI) ("II-VI" or the "Company") today reported results for its second fiscal quarter ended December 31, 2016.

Vincent D. Mattera, Jr., President and Chief Executive Officer, said “Our second fiscal quarter results reflect our strategy and the results of our efforts to address the growing market opportunities we are seeing, including those in the communications markets. Company margin expansion is being driven by volume and manufacturing efficiencies. With a book to bill ratio of 1.18, we anticipate the momentum we are currently experiencing to continue through the second half of fiscal year 2017.”

Table 1
$ Millions, except per share amounts and %
(Unaudited)

	Three Months Ended			Six Months Ended

	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,	Increase
	2016	2016	2015	2016	2015	(Decrease)

Bookings (1)	$274.3	$244.3	$207.7	$518.6	$394.9	31%

Revenues	$231.8	$221.5	$191.5	$453.3	$380.7	19%

Net earnings	$23.9	$16.3	$19.0	$40.2	$36.2	11%
Adjusted net earnings (2)	$31.5	$22.5	$19.0	$54.0	$36.2	49%

Diluted earnings per share	$0.37	$0.26	$0.30	$0.63	$0.58	9%
Adjusted diluted earnings per share (2)	$0.49	$0.35	$0.30	$0.84	$0.58	45%

Other Selected Financial Metrics
Gross margin	40.7%	39.5%	37.3%	40.1%	37.4%	270 bps

Return on sales	10.3%	7.4%	9.9%	8.9%	9.5%	(60 bps)
Adjusted return on sales (2)	13.6%	10.2%	9.9%	12.0%	9.5%	250 bps

(1) Bookings are orders the Company expects to convert to revenues within the next twelve months.

(2) Fiscal year 2017 excludes the expenses associated with the Company’s acceleration of its investment in the new technology platform to increase its capability to produce new optoelectronic devices. See Tables 7 and 8 for Reconciliations of Reported Earnings to Adjusted Earnings.

As discussed below under “Use of Non-GAAP Financial Measures,” the Company is presenting certain non-GAAP financial measures in this release. Investors should consider non-GAAP adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with generally accepted accounting principles ("GAAP"). Please refer to the attached schedules for the applicable GAAP to non-GAAP reconciliations.

Outlook

The outlook for the third fiscal quarter ending March 31, 2017 is revenue of $234 million to $244 million and diluted earnings per share of $0.31 to $0.36. The additional expenses associated with the acceleration of the Company’s investment in the new technology platform in the third fiscal quarter are expected to be around $0.11 per share. These amounts are calculated using prevailing exchange rates. The results for the quarter ended March 31, 2016 were revenues of $205.1 million and diluted earnings per share of $0.24 which included acquisition transaction expenses and other one-time transactions. As discussed in more detail below, actual results may differ from these forecasts due to various factors including, but not limited to, changes in product demand, competition and general economic conditions.

Segment Information

Operating income is defined as earnings before income taxes, interest expense and other expense or income, net.

Table 2
Segment Bookings, Revenues, Operating Income and Margins
$ Millions, except %
(Unaudited)	Three Months Ended			Six Months Ended

	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2016	2016	2015	2016	2015
Bookings:
II-VI Laser Solutions	85.0	80.6	66.4	165.6	135.5
II-VI Photonics	136.1	104.6	97.5	240.7	162.7
II-VI Performance Products	53.2	59.1	43.8	112.3	96.7
Total bookings	$274.3	$244.3	$207.7	$518.6	$394.9

Revenues:
II-VI Laser Solutions	$81.5	$79.3	$70.2	$160.8	$141.8
II-VI Photonics	100.9	95.8	74.3	196.7	146.2
II-VI Performance Products	49.4	46.4	47.0	95.8	92.7
Total revenues	$231.8	$221.5	$191.5	$453.3	$380.7

Operating Income:
Adjusted II-VI Laser Solutions (1)	$17.2	$14.3	$11.2	$31.5	$23.4
New IR&D technology platform investment	(9.6)	(7.6)	-	(17.2)	-
Consolidated II-VI Laser Solutions	$7.6	$6.7	$11.2	$14.3	$23.4
II-VI Photonics	15.9	13.9	7.4	29.8	13.7
II-VI Performance Products	3.6	3.1	3.1	6.7	6.4
Total operating income	$27.1	$23.7	$21.7	$50.8	$43.5

Adjusted Operating Income (1)	$36.7	$31.3	$21.7	$68.0	$43.5

Operating Margin:
Adjusted II-VI Laser Solutions (1)	21.1%	18.0%	16.0%	19.6%	16.5%
II-VI Laser Solutions	9.3%	8.4%	16.0%	8.9%	16.5%
II-VI Photonics	15.8%	14.5%	10.0%	15.1%	9.4%
II-VI Performance Products	7.3%	6.7%	6.6%	7.0%	6.9%
Total operating margin	11.7%	10.7%	11.3%	11.2%	11.4%
Adjusted total operating margin	15.8%	14.1%	11.3%	15.1%	11.4%

(1) Fiscal year 2017 excludes the expenses associated with the Company’s acceleration of its investment in the new technology platform to increase its capability to produce new optoelectronic devices. See Tables 7 and 8 for Reconciliations of Reported Earnings to Adjusted Earnings.

GAAP net earnings and GAAP diluted earnings per share are included in Table 1 on page 1. Tables 3 through 5 reconcile adjusted numbers to the GAAP reported numbers.

Table 3 is a reconciliation of Operating Income reported in this press release to reported Net Earnings.

Table 3
$ Millions
(Unaudited)	Three Months Ended			Six Months Ended

	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2016	2016	2015	2016	2015

Adjusted operating income (2)	$36.7	$31.3	$21.7	$68.0	$43.5
New IR&D technology platform investment (2)	(9.6)	(7.6)	-	(17.2)	-
Operating income	$27.1	$23.7	$21.7	$50.8	$43.5
Interest expense	1.4	1.2	0.6	2.6	1.2
Other expense (income), net	(6.1)	(1.4)	(1.1)	(7.5)	(2.1)
Income taxes	7.9	7.6	3.2	15.5	8.2
Net Earnings	$23.9	$16.3	$19.0	$40.2	$36.2

Table 4 is a reconciliation of Operating Income reported in this press release to adjusted EBITDA.

Table 4
$ Millions
(Unaudited)	Three Months Ended			Six Months Ended

	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2016	2016	2015	2016	2015

Operating income	$27.1	$23.7	$21.7	$50.8	$43.5
Depreciation and amortization	14.9	14.9	13.8	29.8	27.1
Other income (expense), net	6.1	1.4	1.1	7.5	2.1
New IR&D technology platform investment (2)	9.6	7.6	-	17.2	-
Adjusted EBITDA (1)(2)	$57.7	$47.6	$36.6	$105.3	$72.7

Table 5 is a reconciliation of EBITDA reported in this press release to reported Net Earnings.

Table 5
$ Millions
(Unaudited)	Three Months Ended			Six Months Ended

	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2016	2016	2015	2016	2015

Adjusted EBITDA	$57.7	$47.6	$36.6	$105.3	$72.7
Adjusted EBITDA margin (1)(2)	24.9%	21.5%	19.1%	23.2%	19.1%
New IR&D technology platform investment (2)	(9.6)	(7.6)	-	(17.2)	-
EBITDA	48.1	40.0	36.6	88.1	72.7
EBITDA margin (1)	20.8%	18.1%	19.1%	19.4%	19.1%
Interest expense	1.4	1.2	0.6	2.6	1.2
Depreciation and amortization	14.9	14.9	13.8	29.8	27.1
Income taxes	7.9	7.6	3.2	15.5	8.2
Net Earnings	$23.9	$16.3	$19.0	$40.2	$36.2

(1) EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.

(2) Fiscal year 2017 excludes the expenses associated with the Company’s acceleration of its investment in the new technology platform to increase its capability to produce new optoelectronic devices. See Tables 7 and 8 for Reconciliations of Reported Earnings to Adjusted Earnings.

Table 6 is a table of other selected financial information.

Table 6
$ Millions, except share information
(Unaudited)	Three Months Ended			Six Months Ended

	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2016	2016	2015	2016	2015

Share-based compensation expense	$3.9	$4.1	$3.7	$8.0	$7.6
Cash paid for shares repurchased through the Company’s share repurchase program	$-	$-	$0.4	$-	$6.3
Shares repurchased through the Company’s share repurchase program	-	-	25,200	-	380,538

Webcast Information

The Company will host a conference call at 9:00 a.m. Eastern Time on Tuesday, January 24, 2017 to discuss these results. The conference call will be broadcast live over the internet and can be accessed by all interested parties from the Company's website at www.ii-vi.com as well as at http://tinyurl.com/jlzbgg2. A replay of the webcast will be available for two weeks following the call.

Use of Non-GAAP Financial Measures

The Company has disclosed adjusted financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company's management uses these measurements as an aid in monitoring the Company's on-going financial performance. The adjusted non-GAAP net earnings and adjusted non-GAAP earnings per share measure the earnings of the Company, excluding non-recurring or unusual items that are considered by management to be outside of the Company’s standard operations. EBITDA is an adjusted non-GAAP financial measurement that is considered by management to be useful in measuring the profitability between companies within the industry by reflecting operating results of the Company excluding non-operating factors. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance that items excluded from the non-GAAP financial measures will not occur in the future, or that there could be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components and devices, is a vertically integrated manufacturing company that develops innovative products for diversified applications in the industrial, optical communications, military, life sciences, semiconductor equipment, and consumer markets. Headquartered in Saxonburg, Pennsylvania, with research and development, manufacturing, sales, service, and distribution facilities worldwide, the Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms including integrated with advanced software to enable our customers.

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company's performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it in this release have a reasonable basis, but there can be no assurance that management's expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other "Risk Factors" discussed in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2016; (iii) the purchasing patterns of customers and end-users; (iv) the timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the Company's ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acquisitions; and/or (vii) the Company's ability to devise and execute strategies to respond to market conditions. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Unaudited)
($000 except per share data)

	Three Months Ended
	December 31,	September 30,	December 31,
	2016	2016	2015
Revenues
Net sales:
Domestic	$74,216	$69,318	$74,177
International	157,606	152,202	117,257
Total Revenues	231,822	221,520	191,434

Costs, Expenses & Other Expense (Income)
Cost of goods sold	137,559	133,918	120,090
Internal research and development	23,632	21,832	12,155
Selling, general and administrative	43,495	42,079	37,408
Interest expense	1,365	1,246	597
Other expense (income), net	(6,045)	(1,402)	(994)
Total Costs, Expenses, & Other Expense (Income)	200,006	197,673	169,256

Earnings Before Income Taxes	31,816	23,847	22,178

Income Taxes	7,913	7,553	3,187

Net Earnings	$23,903	$16,294	$18,991

Diluted Earnings Per Share	$0.37	$0.26	$0.30

Basic Earnings Per Share	$0.38	$0.26	$0.31

Average Shares Outstanding - Diluted	64,407	63,590	62,673
Average Shares Outstanding - Basic	62,390	62,020	61,165

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Unaudited)
($000 except per share data)

	Six Months Ended
	December 31,	December 31,
	2016	2015
Revenues
Net sales:
Domestic	$143,534	$144,928
International	309,808	235,713
Total Revenues	453,342	380,641

Costs, Expenses & Other Expense (Income)
Cost of goods sold	271,477	238,108
Internal research and development	45,464	25,306
Selling, general and administrative	85,574	73,718
Interest expense	2,611	1,246
Other expense (income), net	(7,447)	(2,051)
Total Costs, Expenses, & Other Expense (Income)	397,679	336,327

Earnings Before Income Taxes	55,663	44,314

Income Taxes	15,466	8,109

Net Earnings	$40,197	$36,205

Diluted Earnings Per Share	$0.63	$0.58

Basic Earnings Per Share	$0.65	$0.59

Average Shares Outstanding - Diluted	63,999	62,701
Average Shares Outstanding - Basic	62,205	61,194

II-VI Incorporated and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited) ($000)

	December 31,	June 30,
	2016	2016
Assets
Current Assets
Cash and cash equivalents	$246,195	$218,445
Accounts receivable	153,411	164,817
Inventories	183,062	175,133
Prepaid and refundable income taxes	5,685	6,535
Prepaid and other current assets	21,794	18,033
Total Current Assets	610,147	582,963
Property, plant & equipment, net	305,174	242,857
Goodwill	232,316	233,755
Other intangible assets, net	117,979	124,590
Investment	11,844	11,354
Deferred income taxes	5,161	7,848
Other assets	10,380	8,614
Total Assets	$1,293,001	$1,211,981

Liabilities and Shareholders’ Equity
Current Liabilities
Current portion of long-term debt	$20,000	$20,000
Accounts payable	60,616	53,796
Accruals and other current liabilities	80,082	97,446
Total Current Liabilities	160,698	171,242
Long-term debt	242,892	215,307
Capital lease obligation	23,964	-
Deferred income taxes	12,793	11,103
Other liabilities	33,608	31,991
Total Liabilities	473,955	429,643
Total Shareholders’ Equity	819,046	782,338
Total Liabilities and Shareholders’ Equity	$1,293,001	$1,211,981

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Cash Flows (Unaudited) ($000)

	Six Months Ended
	December 31,
	2016	2015
Cash Flows from Operating Activities
Net cash provided by operating activities	$58,692	$62,300

Cash Flows from Investing Activities
Additions to property, plant & equipment	(57,822)	(19,156)
Purchase of business	(580)	-
Other investing activities	186	39
Net cash used in investing activities	(58,216)	(19,117)

Cash Flows from Financing Activities
Proceeds from borrowings	44,000	4,000
Payments on borrowings	(15,000)	(33,500)
Purchases of treasury stock	-	(6,284)
Proceeds from exercises of stock options	7,740	1,794
Payments in satisfaction of employees' minimum tax obligations	(2,271)	(1,981)
Debt issuance costs	(1,384)	-
Other financing activities	503	120
Net cash provided by (used in) financing activities	33,588	(35,851)

Effect of exchange rate changes on cash and cash equivalents	(6,314)	(3,882)

Net increase in cash and cash equivalents	27,750	3,450

Cash and Cash Equivalents at Beginning of Period	218,445	173,634
Cash and Cash Equivalents at End of Period	$246,195	$177,084

Table 7
II-VI Incorporated and Subsidiaries
Reconciliation of Selected Non-GAAP Financial Measurements
($ Millions, except per share amounts)

Reconciliation of Reported Earnings to Non-GAAP Earnings
(Unaudited)

	Three Months Ended

	Dec 31,	Sept 30,	Dec 31,
	2016	2016	2015

Reported Earnings	$23.9	$16.3	$19.0

Add back one-time items:
New IR&D technology platform investment	9.6	7.6	-

Income tax impact on one-time items	(2.0)	(1.4)	-

Adjusted Earnings	$31.5	$22.5	$19.0

Per share data:
Reported Earnings:
Earnings - Diluted Earnings Per Share	$0.37	$0.26	$0.30
Earnings - Basic Earnings Per Share	$0.38	$0.26	$0.31

Per share, After-Tax Impact of Special Items on:
Adjustments - Diluted Earnings Per Share	$0.12	$0.10	$-
Adjustments - Basic Earnings Per Share	$0.12	$0.10	$-

Adjusted Earnings:
Adjusted Earnings - Diluted Earnings Per Share	$0.49	$0.35	$0.30
Adjusted Earnings - Basic Earnings Per Share	$0.50	$0.36	$0.31

Table 8
II-VI Incorporated and Subsidiaries
Reconciliation of Selected Non-GAAP Financial Measurements
($ Millions, except per share amounts)

Reconciliation of Reported Earnings to Non-GAAP Earnings
(Unaudited)

	Six Months Ended

	Dec 31,	Dec 31,
	2016	2015

Reported Earnings	$40.2	$36.2

Add back one-time items:
New IR&D technology platform investment	17.2	-

Income tax impact on one-time items	(3.4)	-

Adjusted Earnings	$54.0	$36.2

Per share data:
Reported Earnings:
Earnings - Diluted Earnings Per Share	$0.63	$0.58
Earnings - Basic Earnings Per Share	$0.65	$0.59

Per share, After-Tax Impact of Special Items on:
Adjustments - Diluted Earnings Per Share	$0.22	$-
Adjustments - Basic Earnings Per Share	$0.22	$-

Adjusted Earnings:
Adjusted Earnings - Diluted Earnings Per Share	$0.84	$0.58
Adjusted Earnings - Basic Earnings Per Share	$0.87	$0.59

CONTACT: II-VI Incorporated
Mary Jane Raymond, Chief Financial Officer
(724) 352-4455